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                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                               FORM 8-K

                            CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported):  August 23, 2004

                    VERTEX INTERACTIVE, INC.
         (Exact name of registrant as specified in charter)

        New Jersey	          0-15066               22-2050350
(State or other jurisdiction   (Commission		  (IRS Employer
    of incorporation)	         File Number)		Identification No.)


3619 Kennedy Road, South Plainfield, New Jersey       07080
    (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code  (908) 756-2000
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ITEM 7.01  Regulation FD Disclosure (information furnished under Item
12, "Results of Operations and Financial Condition").

The information contained in this Current Report is intended to be furnished under Item 12, "Results of Operations and Financial condition," and is provided under Item 9 pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. As such, the information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

A copy of the press release issued by Vertex Interactive, Inc.
on August 23, 2004, announcing its expected results of operations and financial condition for the quarter ended June 30, 2004, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01  Financial Statements and Exhibits.

(c) Exhibits. The following documents are filed as exhibits to this report:

99.1        Press release issued August 23, 2004


			        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Vertex Interactive, Inc.


Date:  August 23, 2004      	/s/ NICHOLAS R. TOMS
                              Nicholas R. Toms, Chief Executive Officer